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                                                                 EXHIBIT 24


                             POWER OF ATTORNEY


    The undersigned in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, does hereby appoint Lawrence J. Cawley and Stephen K. Clough his true and lawful attorneys to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, a Form S-8 Registration Statement of Kaydon Corporation with respect to the issuance of up to 200,000 shares of its Common Stock, $.10 par value, to be offered in connection with the Seabee Corporation Pension and Retirement Savings Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys.


                             KAYDON CORPORATION


November 7, 1996             By /S/ GERALD J. BREEN
                                Gerald J. Breen
                                Director





















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                             POWER OF ATTORNEY


    The undersigned in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, does hereby appoint Lawrence J. Cawley and Stephen K. Clough his true and lawful attorneys to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, a Form S-8 Registration Statement of Kaydon Corporation with respect to the issuance of up to 200,000 shares of its Common Stock, $.10 par value, to be offered in connection with the Seabee Corporation Pension and Retirement Savings Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys.


                             KAYDON CORPORATION


November 7, 1996             By /S/ BRIAN P. CAMPBELL
                                Brian P. Campbell
                                Director
























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                             POWER OF ATTORNEY


    The undersigned in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, and in his capacity as Chairman and a member of the Seabee Corporation Pension and Retirement Savings Plan Administrative Committee, does hereby appoint Stephen K. Clough his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, and in his capacity as Chairman and a member of the Seabee Corporation Pension and Retirement Savings Plan Administrative Committee, a Form S-8 Registration Statement of Kaydon Corporation with respect to the issuance of up to 200,000 shares of its Common Stock, $.10 par value, to be offered in connection with the Seabee Corporation Pension and Retirement Savings Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. The attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.


                             KAYDON CORPORATION


November 7, 1996             By /S/ LAWRENCE J. CAWLEY
                                Lawrence J. Cawley
                                Chairman of the Board, Chief
                                Financial Officer, Director and
                                Chairman and a Member of the
                                Seabee Corporation Pension and
                                Retirement Savings Plan
                                Administrative Committee
















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                             POWER OF ATTORNEY


    The undersigned in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, and in his capacity as a member of the Seabee Corporation Pension and Retirement Savings Plan Administrative Committee, does hereby appoint Lawrence J. Cawley his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, and in his capacity as a member of the Seabee Corporation Pension and Retirement Savings Plan Administrative Committee, a Form S-8 Registration Statement of Kaydon Corporation with respect to the issuance of up to 200,000 shares of its Common Stock, $.10 par value, to be offered in connection with the Seabee Corporation Pension and Retirement Savings Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. The attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.


                             KAYDON CORPORATION


November 5, 1996             By /S/ STEPHEN K. CLOUGH
                                Stephen K. Clough
                                President, Chief Executive
                                Officer, Director and Member of
                                the Seabee Corporation Pension
                                and Retirement Savings Plan
                                Administrative Committee


















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                             POWER OF ATTORNEY


    The undersigned in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, does hereby appoint Lawrence J. Cawley and Stephen K. Clough his true and lawful attorneys to execute in his name, place, and stead, in his capacity as a director and/or officer, as the case may be, of Kaydon Corporation, a Form S-8 Registration Statement of Kaydon Corporation with respect to the issuance of up to 200,000 shares of its Common Stock, $.10 par value, to be offered in connection with the Seabee Corporation Pension and Retirement Savings Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Each attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys.


                             KAYDON CORPORATION


November 7, 1996             By /S/ JOHN H.F. HASKELL, JR.
                                John H.F. Haskell, Jr.
                                Director